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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 13, 2005

                  IndyMac MBS, Inc., (as depositor under the
                  Pooling and Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Indy INDX Mortgage Loan
                  Trust 2005-AR27, Mortgage Pass-Through
                  Certificates, Series 2005-AR27).

                                IndyMac MBS, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     333-127556                  95-4791925
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



                155 North Lake Avenue
                  Pasadena, California                          91101
          -------------------------------------         -----------------------
               (Address of Principal                          (Zip Code)
                Executive Offices)


        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Section 8.  Other Events.
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Item 8.01   Other Events.
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         It is expected that during October 2005, a single series of certificates, entitled IndyMac INDX Mortgage Loan Trust 2005-AR27, Mortgage Pass-Through Certificates, Series 2005-AR27 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among IndyMac MBS, Inc, as depositor, IndyMac Bank, F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-127556) and sold to Goldman, Sachs & Co. (the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

         In connection with the sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.





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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-AR27.



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Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
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Exhibit No.
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        99.1. Computational Materials filed on October 17, 2005.




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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IndyMac MBS, INC.




                                  By: /s/ Victor Woodworth
                                      -----------------------------
                                      Victor Woodworth
                                      Vice President



Dated:  October 17, 2005



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                                  Exhibit Index
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Exhibit                                                                   Page
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99.1.    Computational Materials filed on October 17, 2005.                 6




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